SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K

               Current Report Under Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report                              June 9, 2006

Commission File No.                               0-8190

                     WILLIAMS INDUSTRIES, INCORPORATED
                     ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                              54-0899518
-----------------------------         -------------------------
(State or other jurisdiction of     (I.R.S. Employer Identification
 incorporation or organization)               Number)

     8624 J.D. Reading Drive                     20109
---------------------------------        ----------------------
(Address of Principal Executive                 (Zip Code)
 Offices)

         P.O. Box 1770                           20108
---------------------------------        ----------------------
(Mailing Address of Principal                   (Zip Code)
 Executive Offices)

                             (703) 335-7800
          ----------------------------------------------------
          (Registrant's telephone Number, including area code)


Item 8.01 Other Events

On June 9, 2006, the Company sold to an unaffiliated third party
2.72 acres of its Manassas, Virginia land for $865,000, recording a gain of approximately $820,000. The net proceeds from the sale of $856,000 was paid to United Bank and will be applied to the July 31, 2006 payment under the Forbearance Agreement.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Williams Industries, Incorporated
                               -----------------------------------
                                           Registrant
Date:  June 15, 2006
                                /s/ FRANK E. WILLIAMS, III
                               -----------------------------------
                                Frank E. Williams, III, President